EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

We have issued our report dated July 17, 2007, (except for footnote 21 as to which the date is December 14, 2007) accompanying the consolidated financial statements (which report repressed an unqualified opinion, contains an explanatory paragraph as the Company changed its method of accounting for stock-based compensation as a result of adopting Statement of Financial Accounting Standard No. 123(R), Share-based Payment, effective April 1, 2006 and an emphasis paragraph as the Company restated its financial statements for the year ended April 30, 2007 as discussed in footnote 21 to the consolidated financial statements) of Unify Corporation on Form 10-K/A for the years ended April 30, 2007, 2006 and 2005 incorporated by reference in the Registration Statement and Prospectus. We hereby consent to the incorporation by reference of the aforementioned report in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption “Experts”.

GRANT THORNTON LLP

Reno, Nevada

December 28, 2007

EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

We have issued our report dated July 17, 2007, (except for footnote 21 as to which the date is December 14, 2007) accompanying the consolidated financial statements (which report repressed an unqualified opinion, contains an explanatory paragraph as the Company changed its method of accounting for stock-based compensation as a result of adopting Statement of Financial Accounting Standard No. 123(R), Share-based Payment, effective April 1, 2006 and an emphasis paragraph as the Company restated its financial statements for the year ended April 30, 2007 as discussed in footnote 21 to the consolidated financial statements) of Unify Corporation on Form 10-K/A for the years ended April 30, 2007, 2006 and 2005 incorporated by reference in the Registration Statement and Prospectus. We hereby consent to the incorporation by reference of the aforementioned report in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption “Experts”.

GRANT THORNTON LLP

Reno, Nevada

January 3, 2008